Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AND GUARANTEE AGREEMENT

SIXTH AMENDMENT TO CREDIT AND GUARANTEE AGREEMENT (this “Agreement” or the “Amendment”), dated as of May 24, 2018, relating to the Credit and Guarantee Agreement, dated as of January 6, 2016 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as modified by this Amendment, the “Amended Credit Agreement”), among Kraton Polymers LLC, a Delaware limited liability company (the “U.S. Borrower”), Kraton Polymers Holdings B.V., a besloten vennootschap met beperkte aansprakelijkheid (a private limited liability company) organized under the laws of the Netherlands, having its official seat (statutaire zetel) in The Hague, the Netherlands, and registered with the Dutch trade register under number 27182100 (the “Euro Borrower” and, together with the U.S. Borrower, the “Borrowers”), Kraton Corporation (formerly Kraton Performance Polymers, Inc.), a Delaware corporation (“Parent”), certain subsidiaries of Parent, as Guarantors, the Lenders party thereto from time to time and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders and the Requisite Lenders. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Amended Credit Agreement.
RECITALS:
WHEREAS, pursuant to Section 10.5(a) of the Existing Credit Agreement, the Borrowers may make certain amendments to the Credit Documents, with the consent of the Requisite Lenders.
WHEREAS, the Borrowers desire to make certain amendments to the Existing Credit Agreement as set forth in Section 2 hereof.
WHEREAS, each existing Lender that executes and delivers a consent in the form of the Lender Consent attached to the Election Notice Memorandum posted to the Lenders (a “Lender Consent”) is willing to agree to the terms of this Amendment and the Amended Credit Agreement.
NOW, THEREFORE, the parties hereto therefore agree as follows:
SECTION 1.    References. The rules of construction specified in Section 1.4 of the Existing Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Agreement becomes effective, refer to the Amended Credit Agreement.

SECTION 2.    Amendments to Credit Agreement. Effective as of the Sixth Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

Exhibit 10.1

(a)     The definition of “Restricted Junior Payment” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any Equity Interests of Parent, Borrowers or any of their respective Subsidiaries now or hereafter outstanding, except a dividend payable solely in Qualified Equity Interests, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of Parent, Borrowers or any of their respective Subsidiaries now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Equity Interests of Parent, Borrowers or any of their respective Subsidiaries now or hereafter outstanding and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Junior Indebtedness, other than in clauses (ii), (iii) and (iv), solely in the exchange for Qualified Equity Interests or, in the case of clause (iv), in connection with (a) any refinancing of such Indebtedness permitted under Section 6.1(m), (b) the repayment of up to $160,000,000 of Senior Unsecured Notes in an aggregate principal amount using the proceeds of Indebtedness created under the Credit Documents or the ABL Loan Documents and cash on hand (or any combination thereof) and (c) any refinancing of unsecured Junior Indebtedness with unsecured Ratio Debt.”
(b)    Clause (iv)(B) in the proviso of Section 6.1(m) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(B) such Indebtedness is incurred and guaranteed only by (x) any of the Credit Parties or (y) the obligor or obligors in respect of the Indebtedness being refinanced, refunded or replaced (provided that nothing in this clause (B) shall restrict the addition of Non-U.S. Subsidiaries under the ABL Documents or any Refinancing Indebtedness in respect thereof),”
SECTION 3.    Certain Agreements. The parties hereto hereby agree that each of JPMorgan Chase Bank, N.A, Deutsche Bank Securities Inc. and Credit Suisse Loan Funding LLC (collectively, the “Lead Arrangers”), in its capacity as a joint lead arranger in connection with this Amendment, shall be deemed to constitute an Arranger under the Amended Credit Agreement and the other Credit Documents.

SECTION 4.    Representations of the Credit Parties. Each Credit Party represents and warrants that, as of the date hereof:

(a)the representations and warranties set forth in the Credit Documents are true and correct in all material respects (or in all respects where qualified by materiality or Material Adverse Effect) on and as of the Sixth Amendment Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations

Exhibit 10.1

and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b)no Event of Default or Default shall exist immediately prior to or after giving effect to the transactions contemplated hereunder;

(c)immediately after giving effect to the transactions contemplated hereunder on the Sixth Amendment Effective Date, (i) the sum of debt and other liabilities (including contingent liabilities) of Parent and its Subsidiaries, taken as a whole, does not exceed the present fair saleable value of Parent and its Subsidiaries, taken as a whole, and the present assets of Parent and its Subsidiaries, taken as a whole; (ii) the capital of Parent and its Subsidiaries, taken as a whole, is not unreasonably small in relation to their business as contemplated to be conducted after the Sixth Amendment Effective Date and the consummation of the transactions hereunder; and (iii) Parent and its Subsidiaries, taken as a whole, have not incurred and do not intend to incur, or believe (nor should they reasonably believe) that they will incur, debts and liabilities (including contingent liabilities) beyond their ability to pay such debts and liabilities as they become due (whether at maturity or otherwise). For purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standards No. 5);

(d)each Credit Party has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

(e)the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of each Credit Party that is a party hereto;

(f)the execution, delivery and performance by Credit Parties of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate (i) any provision of any law or any governmental rule or regulation applicable to Parent or any of its Restricted Subsidiaries, (ii) any of the Organizational Documents of Parent or any of its Restricted Subsidiaries, or (iii) any order, judgment or decree of any court or other agency of government binding on Parent or any of its Restricted Subsidiaries; or (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Parent or any of its Restricted Subsidiaries except to the extent such conflict, breach or default could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(g)the execution, delivery and performance by the Credit Parties of this Agreement and the consummation of the transactions contemplated hereby do not and will not require any material registration with, material consent or material approval of, material notice to, or other material action to, with or by, any Governmental Authority; and

Exhibit 10.1

(h)this Agreement has been duly executed and delivered by each Credit Party that is a party hereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and principles of good faith and fair dealing.

SECTION 5.    Conditions. This Agreement shall become effective as of the first date (the “Sixth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)the Administrative Agent (or its counsel) shall have received from each Credit Party, the Lenders constituting at least the Requisite Lenders and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement or a Lender Consent;

(b)the representations and warranties set forth in Section 4 above shall be true and correct as of the Sixth Amendment Effective Date;

(c)the Administrative Agent shall have received a certificate, dated the Sixth Amendment Effective Date and executed by a Responsible Officer of the Borrower Representative, confirming the accuracy of the representations and warranties set forth in Section 4 above; and

(d)the Borrowers shall have paid to the Administrative Agent, for the account of each Lender that irrevocably and unconditionally submits an executed signature page to this Amendment or an executed Lender Consent prior to 5:00 pm, New York City time on May 17, 2018, a fee (the “Consent Fee”) in Dollars in an amount equal to 0.05% of the aggregate principal amount of the outstanding Loans of such Lender as of such date. The Consent Fees will not be subject to counterclaim or setoff and shall not be refundable under any circumstances.

SECTION 6.    Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

SECTION 7.    Confirmation of Guaranties and Security Interests. By signing this Agreement, each Credit Party hereby confirms that (i) the obligations of the Credit Party under the Existing Credit Agreement as modified hereby and the other Credit Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Amended Credit Agreement, Pledge and Security Agreement, Dutch Security Agreements and the other Credit Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Guarantee, the Pledge and Security Agreement, Dutch Security Agreements and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Credit Party ratifies and confirms that all Liens granted,

Exhibit 10.1

conveyed, or assigned to any Agent by such Person pursuant to each Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 8.No Novation.     By its execution of this Agreement, each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

SECTION 9.Counterparts; Integration; Effectiveness. This Agreement and each Lender Consent may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.Miscellaneous. This Agreement shall constitute a Credit Document for all purposes of the Existing Credit Agreement. The Borrowers shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby (in the case of any such fees and reasonable out-of-pocket expenses incurred in connection with this Agreement, subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates entered into in connection with this Agreement). The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

SECTION 11.Incorporation. Sections 10.15 and 10.16 of the Existing Credit Agreement, relating to, among other things, jurisdiction, waiver of jury trial, venue, forum and service of process, are hereby incorporated and shall apply to the parties hereto mutatis mutandis, to the same extent as if fully set forth herein.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
KRATON POLYMERS LLC

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON POLYMERS HOLDINGS B.V.

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Director and Attorney-in-Fact

PARENT

KRATON CORPORATION

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

GUARANTORS

ELASTOMERS HOLDINGS LLC

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON POLYMERS U.S. LLC

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

Exhibit 10.1

KRATON POLYMERS CAPITAL CORPORATION

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON CHEMICAL, LLC (formerly known as Arizona Chemical Company, LLC)

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM INTERMEDIATE LP

By:    AZ Chem Partners I, LLC its general partner
By:    AZ Chem Holdings LP, its sole member
By:    AZ Chem Partners II LLC, its general partner
By:    Kraton Polymers LLC, its sole member

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM US HOLDINGS INC.

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

Exhibit 10.1

AZ CHEM US INC.

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM HOLDINGS LP

By: AZ Chem Partners II LLC, its general partner
By: Kraton Polymers LLC, its sole member

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM PARTNERS I LLC

By: AZ Chem Holdings LP, its sole member
By: AZ Chem Partners II LLC, its general partner
By: Kraton Polymers LLC, its sole member

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM PARTNERS II LLC

By:	Kraton Polymers LLC, its sole member

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

Exhibit 10.1

KRATON POLYMERS NEDERLAND B.V.

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Director and Attorney-in-Fact

K.P. GLOBAL HOLDINGS C.V.

By: KP International Holdings LLC, its general partner
By: Kraton Holdings C.V., its sole member
By: Kraton Holdings II LLC, its general partner
By: Kraton C.V., its sole member
By: Kraton Holdings I LLC, its general partner
By: KP International C.V., its sole member
By: Kraton Polymers U.S. LLC, its general partner

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KP INTERNATIONAL C.V.

By: Kraton Polymers U.S. LLC, its general partner

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

Exhibit 10.1

KP INTERNATIONAL HOLDINGS LLC

By: Kraton Holdings C.V., its sole member
By: Kraton Holdings II LLC, its general partner
By: Kraton C.V., its sole member
By: Kraton Holdings I LLC, its general partner
By: KP International C.V., its sole member
By: Kraton Polymers U.S. LLC, its general partner

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

K.P. INVESTMENT B.V.

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Director and Attorney-in-Fact

Exhibit 10.1

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Vipul Dhadda

Name:	Vipul Dhadda

Title:	Authorized Signatory

By:	/s/ Brady Bingham

Name:	Brady Bingham

Title:	Authorized Signatory